UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2009
(Exact name of registrant as
specified in charter)

Ohio	1-11302	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
(216) 689-6300
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
8-K — FORM 8-K EARNINGS RELEASE
ITEM 2.02. Results of Operations and Financial Condition.
ITEM 7.01. Regulation FD Disclosure.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS:
EX-99.1 (Press Release Dated October 21, 2009)
EX-99.2 (Supplemental Information Package in Connection With Financial Results)
EX-99.3 (Consolidated Balance Sheets and Consolidated Statements of Income)

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On October 21, 2009, KeyCorp issued a press release announcing its financial results for the three-month period ended September 30, 2009 (the “Press Release”). The Press Release is attached as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.
     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).
     KeyCorp’s Consolidated Balance Sheets and Consolidated Statements of Income (the “Financial Statements”), included as part of the Press Release, are attached as Exhibit 99.3 to this report and incorporated by reference herein. Exhibit 99.3 is “filed” for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.
Item 7.01 Regulation FD Disclosure.
     On October 21, 2009, KeyCorp held a conference call and webcast to facilitate a discussion of its financial condition at September 30, 2009, and its financial results for the three-month period ended September 30, 2009. The Supplemental Information Package reviewed by KeyCorp during the conference call and webcast is furnished herewith as Exhibit 99.2 and incorporated by reference in this Item 7.01. All information in the Supplemental Information Package is presented as of the particular date or dates referenced therein, and KeyCorp does not undertake any obligation to, and disclaims any duty to, update any of the information provided.
     The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities under that section. Furthermore, the information contained in Exhibit 99.2 shall not be deemed incorporated by reference in any filing of KeyCorp under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are furnished, or filed in the case of Exhibit 99.3, herewith:
99.1	KeyCorp’s Press Release, dated October 21, 2009, announcing KeyCorp’s financial results for the three-month period ended September 30, 2009.

99.2	KeyCorp’s Supplemental Information Package reviewed by KeyCorp during the conference call and webcast.

99.3	KeyCorp’s Financial Statements.
* * *
     Forward-Looking Statements This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control. Key’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements.
Factors that may cause actual results to differ materially include, among other things: (1) adverse capital market conditions and the ability to raise equity and other funding required by the banking regulators or otherwise; (2) further downgrades in Key’s credit ratings; (3) unprecedented volatility in the stock markets, public debt markets and other capital markets, including continued disruption in the fixed income markets; (4) changes in interest rates; (5) changes in trade, monetary or fiscal policy; (6) changes in foreign exchange rates, equity markets and the financial soundness of other unrelated financial companies; (7) asset price deterioration. which has had (and may continue to have) a negative effect on the valuation of certain asset categories represented on Key’s balance sheet; (8) continuation of the recent deterioration in general economic conditions, or in the condition of the local economies or industries in which Key has significant operations or assets, which could, among other things, materially impact credit quality trends and Key’s ability to generate loans; (9) continued disruption in the housing markets and related conditions in the financial markets; (10) increased competitive pressure among financial services companies due to the consolidation of competing financial institutions and the conversion of certain investment banks to bank holding companies; (11) heightened legal standards and regulatory practices, requirements or expectations; (12) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (13) increased FDIC deposit insurance premiums; (14) difficulty in attracting and/or retaining executives and/or relationship managers; (15) consummation of significant business combinations or divestitures; (16) operational or risk management failures due to technological or other factors; (17) changes in accounting or tax practices or requirements; (18) new legal obligations or liabilities or unfavorable resolution of litigation; and (19) disruption in the economy and general business climate as a result of terrorist activities or military actions.
For additional information on KeyCorp and the factors that could cause actual results or financial condition to differ materially from those described in the forward-looking statements consult KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2008, and subsequent filings with the Securities and Exchange Commission available on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not undertake any obligation to update these forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, KeyCorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: October 21, 2009	/s/	Robert L. Morris
	By:	Robert L. Morris
Executive Vice President and Chief Accounting Officer